UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number      811-23179

________________

The Relative Value Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

______________

Date of fiscal year end: March 31

________

Date of reporting period: March 31, 2020

________________

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Annual Report
March 31, 2020
THE RELATIVE
VALUE FUND
CIA Class Shares – VFLEX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Relative Value Fund’s (the “Fund’s”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.
Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund, c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1 (877) 779-1999. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary. You may elect to receive all future reports in paper free of charge.
You can inform the Fund or your financial intermediary, as applicable, that you wish to continue to receive paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

Vivaldi Asset Management, LLC | 225 W. Wacker Dr. | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300

The Relative Value Fund
This report and the financial statements contained herein are provided for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Grant Thornton LLP
171 N. Clark Street, Suite 200
Chicago, IL 60601
D +1 312 856 0200
F +1 312 565 4719
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
The Relative Value Fund
Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities of The Relative Value Fund (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 12, 2017 (commencement of operations) through March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 12, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the Fund’s auditor since 2017.
Chicago, Illinois
June 26, 2020

The Relative Value Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES – 13.4%
$229,134	Adjustable Rate Mortgage Trust Series 2006-1, Class 2A1, 4.170%, 3/25/20361,2	$154,660
211,791	Aqua Finance Trust Series 2019-A, Class A, 3.140%, 7/16/20401,3	203,292
500,000	Atrium Hotel Portfolio Trust Series 2018-ATRM, Class F, 4.705% (1-Month USD Libor+400 basis points), 6/15/20352,3,4	368,277
250,000	BBCMS Trust Series 2018-CBM, Class F, 4.855% (1-Month USD Libor+415 basis points), 7/15/20372,3,4	221,414
500,000	BlueMountain CLO XXVI Ltd. Series 2019-26A, Class E, 9.526% (3-Month USD Libor+770 basis points), 10/20/20321,2,3,4	358,531
500,000	Bunker Hill Loan Depositary Trust Series 2019-3, Class M1, 3.269%, 11/25/20591,3,5	463,415
291,490	CHL Mortgage Pass-Through Trust Series 2007-8, Class 1A12, 5.875%, 1/25/20381	201,409
250,000	Connecticut Avenue Securities Trust Series 2019-R04, Class 2B1, 6.196% (1-Month USD Libor+525 basis points), 6/25/20391,2,3,4	149,433
250,000	Series 2020-R02, Class 2B1, 3.947% (1-Month USD Libor+300 basis points), 1/25/20401,2,3,4	101,430
100,000	CPS Auto Receivables Trust Series 2019-C, Class F, 6.940%, 9/15/20261,3	75,956
200,000	Deephaven Residential Mortgage Trust Series 2019-3A, Class B1, 4.258%, 7/25/20591,2,3	191,879
170,413	DSLA Mortgage Loan Trust Series 2006-AR2, Class 1A1A, 0.940% (1-Month USD Libor+19 basis points), 10/19/20361,2,4	131,245
	Fannie Mae Connecticut Avenue Securities
97,856	Series 2018-C04, Class 2M2, 3.497% (1-Month USD Libor+255 basis points), 12/25/20301,2,4	81,287
300,000	Series 2018-C06, Class 2B1, 5.047% (1-Month USD Libor+410 basis points), 3/25/20311,2,4	156,174
189,394	Series 2016-C02, Class 1M2, 6.946% (1-Month USD Libor+600 basis points), 9/25/20281,2,4	186,802
463,895	Series 2016-C04, Class 1M2, 5.197% (1-Month USD Libor+425 basis points), 1/25/20291,2,4	441,115
200,000	Series 2017-C02, Class 2M2, 4.597% (1-Month USD Libor+365 basis points), 9/25/20291,2,4	145,988
150,000	Foursight Capital Automobile Receivables Trust Series 2019-1, Class E, 4.300%, 9/15/20251,3	142,857

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$200,000	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HRP1, Class B1, 5.547% (1-Month USD Libor+460 basis points), 12/25/20421,2,4	$119,606
391,719	Series 2016-DNA2, Class M3, 5.596% (1-Month USD Libor+465 basis points), 10/25/20281,2,4	376,661
200,000	Series 2016-HQA2, Class M3, 6.096% (1-Month USD Libor+515 basis points), 11/25/20281,2,4	191,955
227,477	GSR Mortgage Loan Trust Series 2007-AR1, Class 2A1, 3.800%, 3/25/20471,2	174,776
350,000	JFIN CLO 2013 Ltd Series 2013-1A, Class DR, 9.189% (3-Month USD Libor+737 basis points), 1/20/20301,2,3,4	249,979
250,000	Magnetite XVI Ltd. Series 2015-16A, Class F, 8.319% (3-Month USD Libor+650 basis points), 1/18/20281,2,3,4	165,818
137,806	Mosaic Solar Loan Trust Series 2019-1A, Class B, , 12/21/20431,3	117,075
242,535	Multifamily Connecticut Avenue Securities Trust Series 2019-01, Class M7, 2.647% (1-Month USD Libor+170 basis points), 10/15/20491,2,3,4	217,888
100,000	Series 2020-01, Class M7, 2.562% (1-Month USD Libor+195 basis points), 3/25/20501,2,3,4	83,930
100,000	Series 2020-01, Class M10, 4.362% (1-Month USD Libor+375 basis points), 3/25/20501,2,3,4	79,284
100,000	Series 2020-01, Class CE, 8.111% (1-Month USD Libor+750 basis points), 3/25/20501,2,3,4	81,252
379,091	Nomura Asset Acceptance Corp. Alternative Loan Trust Series Series 2006-AP1, Class A3, 5.654%, 1/25/20361,2	163,077
250,000	Palmer Square CLO Ltd. Series 2019-1A, Class SUB, , 4/20/20271,2,3	68,559
250,000	Palmer Square Loan Funding Ltd. Series 2019-3A, Class SUB, 0.00%, 8/20/20271,2,3	119,526
750,000	Series 2019-4A, Class SUB, 0.00%, 10/24/20271,2,3	391,066
1,250,000	Series 2020-01, Class SUB, 0.00%, 2/19/2028	669,251
250,000	PRPM LLC Series 2019-4A, Class A2, 4.654%, 11/25/20241,3,5	202,875
204,652	RBSSP Resecuritization Trust Series 2009-10, Class 2A2, 2.000%, 1/26/20371,2,3	120,315
400,000	Residential Mortgage Loan Trust Series 2019-3, Class B2, 5.664%, 9/25/20591,2,3	357,952
250,000	Saranac Clo VIII Ltd. Series 2020-8A, Class E, 9.749% (3-Month USD Libor+812 basis points), 2/20/20331,2,3,4	127,834

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$250,000	Upstart Securitization Trust Series 2018-1, Class D, 6.147%, 8/20/20251,3	$233,048
45,009	WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR18, Class 3A1, 3.195%, 1/25/20371,2	36,902
274,738	Wells Fargo Mortgage Loan Trust Series 2010-RR2, Class 1A4, 3.897%, 9/27/20351,2,3	204,590
100,000	WFRBS Commercial Mortgage Trust Series 2014-C24, Class C, 4.290%, 11/15/20471,2	88,450
100,000	XCALI Mortgage Trust Series 2020-1, Class B1, 9.150% (1-Month USD Libor+750 basis points), 1/22/20231,2,3,4	86,374
	TOTAL ASSET-BACKED SECURITIES (Cost $11,512,549)	8,503,207
	BANK LOANS – 9.9%
475,000	BJ Services 12.240%, 1/3/20236	475,000
564,732	Juul 10.251%, 8/2/20236	564,732
504,722	Murray Energy Corp 11.500%, 2/12/20211,6	504,722
232,211	Premier Brands Group Holdings LLC 9.116%, 3/20/20246	231,283
1,408,929	Vitamin Shoppe Industries, LLC 13.714%, 12/16/20226	1,380,750
2,269,231	Wellbore Integrity Solutions, LLC 8.500%, 12/31/20246,11	2,223,846
907,692	12.500%, 12/31/20246,11	889,538
	TOTAL BANK LOANS (Cost $6,303,803)	6,269,871
Number of Shares
	CLOSED-END FUNDS – 36.2%
16,845	Aberdeen Emerging Markets Equity Income Fund, Inc.7	87,257
29,598	Aberdeen Total Dynamic Dividend Fund7	194,755
2,295	AllianzGI Artificial Intelligence & Technology Opportunities Fund	36,720
16,359	AllianzGI NFJ Dividend Interest & Premium Strategy Fund7	157,210
1,315	BlackRock California Municipal Income Trust7	16,687
33,598	BlackRock Debt Strategies Fund, Inc.7	283,903
544	BlackRock MuniHoldings California Quality Fund, Inc.	7,252
7,976	BlackRock New York Municipal Income Quality Trust7	99,700
24,967	BlackRock Resources & Commodities Strategy Trust7	125,834
22,446	BrandywineGLOBAL Global Income Opportunities Fund, Inc.7	236,581

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	CLOSED-END FUNDS (Continued)
669	ClearBridge MLP & Midstream Total Return Fund, Inc.	$923
10,537	Clough Global Equity Fund7	93,253
16,418	Clough Global Opportunities Fund7	117,717
12,553	Cohen & Steers Quality Income Realty Fund, Inc.	113,479
8,582	Delaware Enhanced Global Dividend & Income Fund7	63,936
23,040	Duff & Phelps Utility and Corporate Bond Trust, Inc.7	192,845
13,256	Eaton Vance Floating-Rate Income Plus Fund7	154,167
13,171	Eaton Vance Ltd. Duration Income Fund7	139,218
8,734	Eaton Vance Municipal Bond Fund	109,000
17,340	Eaton Vance Senior Income Trust7	79,937
2,885	Eaton Vance Tax-Managed Buy-Write Strategy Fund7	22,070
170,427	Griffin Institutional Access Credit Fund – Class I	3,446,033
11,223	Highland Global Allocation Fund/CEF7	48,820
16,125	Highland Income Fund7	137,546
1,562	India Fund, Inc.7	21,274
7,488	Invesco Dynamic Credit Opportunities Fund7	59,754
6,810	Invesco High Income Trust II7	72,935
20,476	Invesco Senior Income Trust7	65,933
5,023	John Hancock Tax-Advantaged Global Shareholder Yield Fund7	25,165
10,715	Kayne Anderson Midstream/Energy Fund, Inc.	35,681
16,999	Kayne Anderson MLP/Midstream Investment Co.7	61,706
1,763	Neuberger Berman High Yield Strategies Fund, Inc.	15,303
4,227	Neuberger Berman New York Municipal Fund, Inc.7	48,906
7,839	NexPoint Strategic Opportunities Fund7	64,750
3,730	Nuveen AMT-Free Municipal Credit Income Fund	54,756
16,198	Nuveen Credit Strategies Income Fund7	91,843
7,222	Nuveen Georgia Quality Municipal Income Fund7	85,797
1,327	Nuveen Intermediate Duration Quality Municipal Term Fund7	17,689
1,383	Nuveen Ohio Quality Municipal Income Fund7	20,372
328,255	Palmer Square Opportunistic Income Fund	4,467,551
26,696	PGIM Global High Yield Fund, Inc.7	295,258
7,313	PGIM High Yield Bond Fund, Inc.7	84,685
120	PIMCO Dynamic Credit and Mortgage Income Fund	2,018
17,525	PIMCO Energy & Tactical Credit Opportunities Fund7	94,109
554,986	PIMCO Flexible Credit Income Fund – Class I	4,295,592
7,335	Pioneer Floating Rate Trust	56,113
665,278	Pomona Investment Fund	6,227,003
1,499	Putnam Municipal Opportunities Trust7	17,883
12,611	Royce Micro-Cap Trust, Inc.7	70,117
3,747	Source Capital, Inc.7	114,995
4,057	Special Opportunities Fund, Inc.7	38,542
10,559	Swiss Helvetia Fund, Inc.7	73,385
5,990	Templeton Global Income Fund7	32,047
16,935	Voya Global Equity Dividend and Premium Opportunity Fund7	77,224
11,474	Voya Natural Resources Equity Income Fund7	24,784
54,203	Voya Prime Rate Trust7	201,093
10,190	Wells Fargo Income Opportunities Fund	65,012
12,102	Western Asset Global High Income Fund, Inc.7	90,523
	TOTAL CLOSED-END FUNDS (Cost $28,510,832)	23,034,641

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – 4.2%
$238,850	BX Commercial Mortgage Trust Series 2019-XL, Class J, 3.355% (1-Month USD Libor+265 basis points), 10/15/20362,3,4	$199,340
250,000	CGDB Commercial Mortgage Trust Series 2019-MOB, Class G, 3.696% (1-Month USD Libor+299 basis points), 11/15/20362,3,4	162,975
1,243,724	CHL Mortgage Pass-Through Trust Series 2004-29, Class 1X, 0.958%, 2/25/20351,2	25,938
131,000	COMM Mortgage Trust Series 2017-PANW, Class E, 3.809%, 10/10/20292,3	103,418
196,471	Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2, 3.397% (1-Month USD Libor+245 basis points), 7/25/20311,2,3,4	164,907
250,000	Series 2019-R06, Class 2B1, 4.696% (1-Month USD Libor+375 basis points), 9/25/20391,2,3,4	131,465
200,000	CSMC Trust Series 2017-PFHP, Class G, 6.854% (1-Month USD Libor+615 basis points), 12/15/20302,3,4	167,629
200,000	Foursight Capital Automobile Receivables Trust Series 2020-1, Class F, 4.620%, 6/15/20271,3	136,217
200,000	GS Mortgage Securities Corp. Trust Series 2017-SLP, Class G, 4.591%, 10/10/20322,3	152,390
200,000	GS Mortgage Securities Trust Series 2014-GC22, Class C, 4.691%, 6/10/20471,2	182,784
203,101	Luminent Mortgage Trust Series 2006-5, Class A1A, 1.137% (1-Month USD Libor+19 basis points), 7/25/20361,2,4	136,934
222,131	Morgan Stanley Mortgage Loan Trust Series 2006-13AX, Class A2, 1.287% (1-Month USD Libor+34 basis points), 10/25/20361,2,4	110,747
350,479	Series 2007-7AX, Class 2A1, 1.067% (1-Month USD Libor+12 basis points), 4/25/20371,2,4	171,478
200,612	Motel 6 Trust Series 2017-MTL6, Class F, 4.954% (1-Month USD Libor+425 basis points), 8/15/20342,3,4	106,758
200,000	New Orleans Hotel Trust Series 2019-HNLA, Class F, 4.393% (1-Month USD Libor+369 basis points), 4/15/20322,3,4	143,072
138,132	RALI Trust Series 2006-QA10, Class A1, 1.132% (1-Month USD Libor+19 basis points), 12/25/20361,2,4	111,884
67,149	Series 2005-QS17, Class A10, 6.000%, 12/25/20351	58,745
277,661	Series 2006-QS2, Class 1A9, 5.500%, 2/25/20361	228,117
100,000	Residential Mortgage Loan Trust Series 2019-2, Class M1, 3.862%, 5/25/20591,2,3	95,470
60,947	Velocity Commercial Capital Loan Trust Series 2017-1, Class AFL, 2.197% (1-Month USD Libor+125 basis points), 5/25/20471,2,3,4	60,116
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,325,937)	2,650,384

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	COMMON STOCKS – 4.0%
	CONSUMER DISCRETIONARY – 0.1%
1,192	Caesars Entertainment Corp*	$8,058
404	Tiffany & Co.	52,318
		60,376
	FINANCIALS – 3.1%
574	8i Enterprises Acquisition Corp.*,7,8	5,740
320	Act II Global Acquisition Corp. – Class A*,8	3,158
2,247	Agba Acquisition Ltd.*,7,8	22,245
3,530	Alussa Energy Acquisition Corp.*,7,8	34,947
2,490	Amplitude Healthcare Acquisition Corp.*,7	24,278
713	Andina Acquisition Corp. III*,7,8	7,258
913	Apex Technology Acquisition Corp.*,7	9,130
1,538	Ares Capital Corp.	16,580
49,744	Barings BDC, Inc.7	372,085
650	BSL WH 1, Ltd.6	650,000
415	CF Finance Acquisition Corp.*,7	4,275
1,228	Churchill Capital Corp. II*,7	12,403
1,012	CIIG Merger Corp.*,7	9,907
476	Crescent Acquisition Corp.*,7	4,879
3,358	dMY Technology Group, Inc.*	33,009
2,245	East Stone Acquisition Corp.*,8	22,001
1,359	Far Point Acquisition Corp. – Class A*,7	13,753
2,053	Fellazo, Inc.*,6,7,8	20,838
411	FinTech Acquisition Corp. III*,7	4,192
1,592	Flying Eagle Acquisition Corp.*	15,872
3,118	Galileo Acquisition Corp.*,7,8	29,933
852	GigCapital2, Inc.*,7	8,554
3,975	Greenrose Acquisition Corp.*	38,557
3,133	Greenvision Acquisition Corp.*,7	29,764
792	GX Acquisition Corp.*,7	7,960
586	Haymaker Acquisition Corp. II*,7	5,919
506	Healthcare Merger Corp.*,7	5,009
526	Hennessy Capital Acquisition Corp. IV*,7	5,165
153	Insurance Acquisition Corp.*,7	1,561
3,868	InterPrivate Acquisition Corp.*	38,255
67	Juniper Industrial Holdings, Inc.*,7	647
1,958	Landcadia Holdings II, Inc.*,7	19,267
863	Legg Mason, Inc.	42,158
2,374	Leisure Acquisition Corp.*,7	25,877
1,327	LifeSci Acquisition Corp.*	13,071
4,087	LIV Capital Acquisition Corp.*,7,8	39,521
4,094	Merida Merger Corp. I*,7	38,893
177	Monocle Acquisition Corp.*,7	1,779
2,191	Netfin Acquisition Corp.*,7,8	22,041
2,202	New Providence Acquisition Corp.*,7	21,359
1,433	Newborn Acquisition Corp.*,8	13,900

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
1,580	Orisun Acquisition Corp.*,7	$15,674
1,989	Osprey Technology Acquisition Corp.*,7	19,413
2,916	Pivotal Investment Corp. II*,7	29,043
2,128	Proficient Alpha Acquisition Corp.*,7	22,216
1,286	PropTech Acquisition Corp.*,7	12,603
754	Pure Acquisition Corp.*,7	7,834
520	Replay Acquisition Corp.*,7,8	5,101
125	SC Health Corp.*,7,8	1,281
732	Schultze Special Purpose Acquisition Corp.*,7	7,540
2,215	Silver Spike Acquisition Corp.*,7,8	21,596
1,334	South Mountain Merger Corp.*,7	13,393
679	Stable Road Acquisition Corp.*,7	6,451
505	Taubman Centers, Inc. – REIT	21,149
1,424	Thunder Bridge Acquisition II Ltd.*,7,8	14,098
728	Trine Acquisition Corp.*,7	7,367
521	Tuscan Holdings Corp.*,7	5,210
2,003	Tuscan Holdings Corp. II*,7	20,030
1,990	Union Acquisition Corp. II*,7,8	19,442
533	Wealthbridge Acquisition Ltd.*,7,8	5,469
2,638	Yunhong International Co., Ltd.*,8	25,061
		1,975,711
	HEALTH CARE – 0.2%
236	Allergan PLC	41,796
352	Forty Seven, Inc.*	33,588
446	Ra Pharmaceuticals Inc*	21,412
1,121	Wright Medical Group N.V.*	32,117
		128,913
	INDUSTRIALS – 0.1%
2,308	Advanced Disposal Services Inc*	75,702
	TECHNOLOGY – 0.4%
210	Acacia Communications Inc*	14,108
1,215	Adesto Technologies Corp.*	13,596
964	Cypress Semiconductor Corp.	22,480
2,237	ForeScout Technologies, Inc.*	70,667
549	KEMET Corp.	13,264
768	LogMeIn, Inc.	63,959
329	Tech Data Corp.*	43,050
		241,124
	UTILITIES – 0.1%
340	El Paso Electric Co	23,106
	TOTAL COMMON STOCKS (Cost $2,592,989)	2,504,932

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Principal Amount		Value
	CORPORATE BONDS – 0.1%
	FINANCIALS – 0.1%
$40,000	BlackRock Capital Investment Corp. 5.000%, 6/15/20229	$34,075
50,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 9.375%, 4/1/20271,3,7	42,518
		76,593
	TOTAL CORPORATE BONDS (Cost $89,420)	76,593
Number of Shares
	EXCHANGE-TRADED DEBT SECURITIES – 0.5%
	FINANCIALS – 0.5%
748	Capital Southwest Corp. 5.950%, 12/15/20221	16,456
2,041	Monroe Capital Corp. 5.750%, 10/31/20231,7	40,616
2,423	Oxford Square Capital Corp. 6.500%, 3/30/20241,7	44,220
2,416	PennantPark Investment Corp. 5.500%, 10/15/20241,7	43,488
1,952	Portman Ridge Finance Corp. 6.125%, 9/30/20221,7	43,530
1,014	Stellus Capital Investment Corp. 5.750%, 9/15/20221	20,102
1,881	THL Credit, Inc. 6.750%, 12/30/20221,7	39,501
1,568	6.125%, 10/30/20231	31,548
717	TriplePoint Venture Growth BDC Corp. 5.750%, 7/15/20221	15,595
790	WhiteHorse Finance, Inc. 6.500%, 11/30/20251,7	16,985
		312,041
	TOTAL EXCHANGE-TRADED DEBT SECURITIES (Cost $375,214)	312,041
	MUTUAL FUNDS – 5.6%
299,538	Jones Lang LaSalle Income Property Trust, Inc. – Class M-I – REIT7	3,585,469
	TOTAL MUTUAL FUNDS (Cost $3,650,000)	3,585,469
	PRIVATE INVESTMENT FUNDS – 20.0%
130,562	Bailard Real Estate Investment Trust	3,659,646
N/A	DSC Meridian Credit Opportunities Onshore Fund LP	1,287,395
N/A	Linden Investors LP	1,304,553
N/A	Pender Capital Asset Based Lending Fund I, L.P.	1,500,000
1,572	ShoreBridge Point72 Select, LLC	1,732,367
N/A	Walleye Opportunities Fund LP	2,578,036
N/A	Whitebox Asymmetric Opportunities Fund, LP	652,608
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $13,211,848)	12,714,605

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	RIGHTS – 0.0%
574	8i Enterprises Acquisition Corp., Expiration Date: December 30, 2020*,8	$224
1,246	Big Rock Partners Acquisition Corp., Expiration Date: July 3, 2020*,7	113
1,142	Pensare Acquisition Corp., Expiration Date: June 14, 2020*,7	160
533	Wealthbridge Acquisition Ltd., Expiration Date: November 7, 2020*,7,8	245
	TOTAL RIGHTS (Cost $0)	742
	WARRANTS – 0.0%
574	8i Enterprises Acquisition Corp., Expiration Date: October 1, 2025*,8	103
160	Act II Global Acquisition Corp., Expiration Date: April 30, 2024*,8	96
471	Alta Equipment Group, Inc., Expiration Date: April 8, 2024*,7	275
623	Big Rock Partners Acquisition Corp., Expiration Date: December 1, 2022*,7	30
553	BiomX, Inc., Expiration Date: October 28, 2024*	332
453	Far Point Acquisition Corp., Expiration Date: June 1, 2025*,7	245
419	Immunovant, Inc., Expiration Date: December 18, 2024*,7	1,006
238	KLDiscovery, Inc., Expiration Date: December 1, 2025*,7	45
1,038	Legacy Acquisition Corp., Expiration Date: November 30, 2022*,7	259
1,187	Leisure Acquisition Corp., Expiration Date: December 28, 2022*,7	107
2,047	Merida Merger Corp. I, Expiration Date: November 7, 2026*,7	635
177	Monocle Acquisition Corp., Expiration Date: June 12, 2024*	47
571	Pensare Acquisition Corp., Expiration Date: August 8, 2022*,7	29
377	Pure Acquisition Corp., Expiration Date: April 17, 2023*,7	373
533	Wealthbridge Acquisition Ltd., Expiration Date: March 1, 2024*,7,8	68
	TOTAL WARRANTS (Cost $101)	3,650
	SHORT-TERM INVESTMENTS – 8.4%
5,342,735	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class 0.250%7,10	5,342,735
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,342,735)	5,342,735
	TOTAL INVESTMENTS – 102.3% (Cost $74,915,428)	64,998,870
	Liabilities in Excess of Other Assets – (2.3)%	(1,430,414)
	TOTAL NET ASSETS – 100.0%	$63,568,456
	SECURITIES SOLD SHORT – (0.8)%
	COMMON STOCKS – 0.0%
	CONSUMER DISCRETIONARY – 0.0%
(107)	Eldorado Resorts Inc*	(1,541)

The Relative Value Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	HEALTH CARE – 0.0%
(205)	AbbVie, Inc.	$(15,619)
	TOTAL COMMON STOCKS (Proceeds $21,463)	(17,160)
	EXCHANGE-TRADED FUNDS – (0.8)%
(4,787)	Invesco Senior Loan ETF	(97,942)
(3,259)	iShares iBoxx High Yield Corporate Bond ETF	(251,171)
(1,066)	SPDR Bloomberg Barclays High Yield Bond ETF	(100,993)
(1,612)	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	(37,978)
	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $550,353)	(488,084)
	TOTAL SECURITIES SOLD SHORT (Proceeds $571,816)	$(505,244)

ETF – Exchange-Traded Fund
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
* Non-income producing security.
1 Callable.
2 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $6,850,124, which represents 10.78% of total net assets of the Fund.
4 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
5 Step rate security.
6 Level 3 securities fair valued under procedures established by the Board of Trustees, represents 10.92% of Net Assets. The total value of these securities is $6,940,709.
7 All or a portion of this security is segregated as collateral for securities sold short.
8 Foreign security denominated in U.S. Dollars.
9 Convertible security.
10 The rate is the annualized seven-day yield at period end.
11 The Fund has committed capital to this security. Please see Note 10 for more information.
See accompanying Notes to Financial Statements.

THE RELATIVE VALUE FUND
SCHEDULE OF INVESTMENTS — Continued
March 31, 2020

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Bailard Real Estate Investment Trusta	Quarterly	30 Days	$3,650,000	$3,659,646	1/1/2019
DSC Meridian Credit Opportunities Onshore Fund LPa	Quarterlyb	65 Days	1,450,000	1,287,395	10/1/2018
Linden Investors LPa	Quarterlyc	65 Days	1,450,000	1,304,553	10/1/2018
Pender Capital Asset Based Lending Fund I, L.P.a	Quarterly	90 Days	1,500,000	1,500,000	8/16/2019
Pomona Investment Fund	Quarterly	75 Days	6,787,447	6,227,003	10/1/2018
ShoreBridge Point72 Select, LLCa	Quarterlyb	55 Days	1,700,000	1,732,367	5/1/2019
Walleye Opportunities Fund LPa	Monthlyc	45 Days	2,675,000	2,578,036	12/1/2018
Whitebox Asymmentric Opportunities Fund, LPa	Quarterlyc	60 Days	786,848	652,608	10/1/2018
Totals			$19,999,295	$18,941,608

a Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
b The Private Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Private Investment Fund.
c The Private Investment Fund can institute a gate provision on redemptions at the fund level of 20 – 25% of the fair value of the investment in the Private Investment Fund.
See accompanying Notes to Schedule of Investments.

The Relative Value Fund
SUMMARY OF INVESTMENTS*
As of March 31, 2020

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	13.4%
Bank Loans	9.9%
Closed-End Funds	36.2%
Collateralized Mortgage Obligations	4.2%
Common Stocks
Financials	3.1%
Technology	0.4%
Health Care	0.2%
Industrials	0.1%
Consumer Discretionary	0.1%
Utilities	0.1%
Total Common Stocks	4.0%
Corporate Bonds	0.1%
Exchange-Traded Debt Securities	0.5%
Mutual Funds	5.6%
Private Investment Funds	20.0%
Rights	0.0%
Warrants	0.0%
Short-Term Investments	8.4%
Total Investments	102.3%
Liabilities in Excess of Other Assets	(2.3)%
Total Net Assets	100.0%

* This table does not include securities sold short. Please refer to the Schedule of Investments for information on securities sold short.
See accompanying Notes to Financial Statements.

The Relative Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2020

Assets:
Investments, at value (cost $74,915,428)	$64,998,870
Cash	12,452
Cash deposited with broker	691,035
Receivables:
Investment securities sold	220,326
Fund shares sold	673,925
Dividends and interest	346,453
Due from Advisor	2,561
Prepaid expenses	25,852
Prepaid organization and offering costs	210
Total assets	66,971,684
Liabilities:
Securities sold short, at value (proceeds $571,816)	505,244
Payables:
Investment securities purchased	72,243
Fund shares redeemed	2,746,065
Auditing fees	39,375
Dividends and interest on securities sold short	1,523
Accrued other expenses	38,778
Total liabilities	3,403,228
Net Assets	$63,568,456
See accompanying Notes to Financial Statements.

The Relative Value Fund
STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2020

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$72,743,634
Total accumulated deficit	(9,175,178)
Net Assets	$63,568,456
Maximum Offering Price per Share:
CIA Class Shares:
Net assets applicable to shares outstanding	$63,568,456
Shares of common stock issued and outstanding	2,860,046
Net asset value per share	$22.23
See accompanying Notes to Financial Statements.

The Relative Value Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2020

Investment Income:
Dividends	$1,228,624
Interest	970,855
Total investment income	2,199,479
Expenses:
Advisory fees	218,736
Legal fees	98,540
Fund services expense	69,235
Registration fees	48,870
Auditing fees	41,397
Dividends on securities sold short	32,995
Trustees’ fees and expenses	32,500
Chief Compliance Officer fees	18,731
Shareholder reporting fees	15,679
Interest on securities sold short	10,342
Insurance fees	6,585
Miscellaneous	1,376
Transfer agent fees and expenses	1,293
Total expenses	596,279
Advisory fees waived	(134,973)
Net expenses	461,306
Net investment income	1,738,173
Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short, Warrants and Written Options Contracts
Net realized gain (loss) on:
Investments	624,447
Purchased options contracts	(463)
Securities sold short	(11,767)
Written options contracts	383
Net realized gain	612,600
Net change in unrealized appreciation/depreciation on:
Investments	(9,778,665)
Purchased options contracts	53
Securities sold short	67,710
Written options contracts	(279)
Net change in unrealized appreciation/depreciation	(9,711,181)
Net realized and unrealized loss on investments, purchased option contracts, securities sold short, warrants and written options	(9,098,581)
Net Decrease in Net Assets from Operations	$(7,360,408)
See accompanying Notes to Financial Statements.

The Relative Value Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,738,173	$411,237
Net realized gain (loss) on investments, purchased options contracts, securities sold short, warrants, written options contracts, and foreign currency	612,600	(87,166)
Net change in unrealized appreciation/depreciation on investments, purchased option contracts, securities sold short, written options contracts, and foreign currency	(9,711,181)	102,410
Net increase (decrease) in net assets resulting from operations	(7,360,408)	426,481
Distributions to Shareholders:
Distributions:
CIA Class	(1,816,644)	(207,210)
From return of capital
CIA Class	(35,787)	−
Total distributions to shareholders	(1,852,431)	(207,210)
Capital Transactions:
Net proceeds from shares sold:
CIA Class	59,005,950	7,804,749
Reinvestment of distributions:
CIA Class	625,696	138,092
Cost of shares redeemed:
CIA Class	(4,046,570)	(3,560,451)
Net increase in net assets from capital transactions	55,585,076	4,382,390
Total increase in net assets	46,372,237	4,601,661
Net Assets:
Beginning of period	17,196,219	12,594,558
End of period	$63,568,456	$17,196,219
Capital Share Transactions:
Shares sold:
CIA Class	2,321,152	312,367
Shares reinvested:
CIA Class	24,493	5,699
Shares redeemed:
CIA Class	(169,738)	(142,477)
Net increase in capital share transactions	2,175,907	175,589
See accompanying Notes to Financial Statements.

The Relative Value Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2020

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(7,360,408)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(74,101,399)
Sales of long-term portfolio investments	16,868,175
Proceeds from securities sold short	2,743,209
Cover short securities	(2,577,582)
Proceeds from written options	565
Closed written options	(274)
Purchases of short-term investments, net	(1,167,066)
Return of capital dividends received	531,711
Increase in cash deposited with broker for securities sold short	(245,221)
Increase in dividends and interest receivable	(281,889)
Decrease in due from Advisor	49,175
Decrease in prepaid expenses	4,481
Increase in dividends and interest on securities sold short	1,523
Decrease in accrued expenses	(1,988)
Net amortization on investments	(30,570)
Net realized gain	(625,424)
Net change in unrealized appreciation/depreciation	9,711,181
Net cash used for operating activities	(56,481,801)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	59,051,989
Cost of shares redeemed	(1,559,142)
Dividends paid to shareholders, net of reinvestments	(1,226,735)
Net cash provided by financing activities	56,266,112
Net decrease in cash	(215,689)
Cash:
Beginning of period	228,141
End of period	$12,452
Non-cash financing activities not included herein consist of  $625,696 of reinvested dividends.
See accompanying Notes to Financial Statements.

The Relative Value Fund
FINANCIAL HIGHLIGHTS
CIA Class

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31,		For the Period June 12, 2017* Through March 31, 2018
	2020	2019
Net asset value, beginning of period	$25.14	$24.77	$25.00
Income from Investment Operations:
Net investment income1	1.01	0.86	0.08
Net realized and unrealized gain (loss) on investments	(2.96)	(0.06)	(0.20)
Total from investment operations	(1.95)	0.80	(0.12)
Less Distributions:
From net investment income	(0.88)	(0.28)	(0.05)
From net realized gains	(0.06)	(0.15)	(0.06)
From return of capital	(0.02)	—	—
Total distributions	(0.96)	(0.43)	(0.11)
Redemption fee proceeds1	—	—	—
Net asset value, end of period	$22.23	$25.14	$24.77
Total return	(4.89)%	3.28%	(0.50)%2
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,568	$17,196	$12,595
Ratio of expenses to average net assets:
(including dividends and interest on securities sold short)
Before fees waived4	1.36%	5.28%	6.89%3
After fees waived4	1.05%	2.35%	2.45%3
Ratio of net investment income to average net assets:
(including dividends and interest on securities sold short)
Before fees waived	3.66%	0.49%	(4.05)%3
After fees waived	3.97%	3.42%	0.39%3
Portfolio turnover rate	48%	374%	264%2

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Not annualized.
3 Annualized.
4 If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.10%, 0.43%, and 0.50% for the years ended March 31, 2020 and 2019, and the period ended March 31, 2018, respectively.
See accompanying Notes to Financial Statements.

The Relative Value Fund
Notes to Financial Statements
March 31, 2020

Note 1 — Organization
The Relative Value Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Agreement and Declaration of Trust dated November 23, 2016 (the “Declaration of Trust”). The Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. The Fund uses a “multi-manager” approach whereby all or a portion the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of Vivaldi Asset Management, LLC the (“Investment Manager”). In pursuing the Fund’s strategies, the Investment Manager and Sub-Advisers (as defined in Note 3) may invest directly in individual securities or through closed-end and open-end registered investment companies, private investment funds and other investment vehicles that invest or trade in a wide range of investments. The Fund commenced investment operations on June 12, 2017.
The SEC granted the Fund an exemptive order on November 21, 2017 permitting the Fund to offer multiple classes of shares. The Fund offers two classes of shares, Advisor Class Shares and CIA Class Shares. Only the CIA Class of shares has been issued as of March 31, 2020.
The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.
(a) Valuation of Investments
The Fund’s Valuation Committee oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”). Securities traded on one or more of the U.S. national securities

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant determination date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Manager or a Sub-Adviser (as defined in Note 3) not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the “mark”.
Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Manager or a Sub-Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Manager or a Sub-Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Investment Manager or a Sub-Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.
If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager or a Sub-Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Fund will generally value shares of exchange traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective daily closing net asset values.
The Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

Fund believes to be reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Short Sales
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and/or will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account as required by each respective broker-dealer. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.
(d) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

the premium received or paid by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
(e) Exchange Traded Funds
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities.
Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.
(f) Closed-end Funds (“CEFs”)
The Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.
(g) Private Investment Funds
The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

(h) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended March 31, 2018 to March 31, 2020 and from the commencement of operations on June 12, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(j) Distributions to Shareholders
The Fund makes monthly distributions to its shareholders equal to 5% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.
If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
Note 3 — Investment Advisory and Other Agreements
The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Investment Manager at the annual rate of 0.50% of the Fund’s average daily net assets. Prior to March 9, 2019, the Fund paid a monthly investment advisory fee to the Investment Manager at the annual rate of 1.50% of the Fund’s average daily net assets. The Investment Manager has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expense on short sales, acquired fund fees and expenses (as determined in accordance with Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) do not exceed 0.95% of the Fund’s average daily net assets for CIA Class Shares until August 1, 2020. This agreement to waive fees and/or pay for operating expenses may be terminated before that date by the Fund or the Investment Manager upon 30 days’ written notice. Prior to March 9, 2019, the Investment Manager had agreed to limit the total expenses of the Fund to 1.95% of the Fund’s average daily net assets for the CIA Class Shares.
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager. Currently, the Investment Manager has engaged RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC, (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets of the Fund and pays the Sub-Advisers from its advisory fees. Pursuant to separate sub-advisory agreements, the Investment Manager (and not the Fund) has agreed to pay RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 1.00% and 0.80%, respectively, of their portion of the Fund’s average daily net assets for the services they provide.
For the fiscal year ended March 31, 2020, the Investment Manager waived its fees and absorbed other expenses totaling $134,973. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2020, the amount of these potentially recoverable expenses was $863,112. The Adviser may recapture all or a portion of this amount no later than March 31st of the year stated below:
2021	$375,201
2022	$352,938
2023	$134,973
Total	$863,112
Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
Certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the fiscal year ended March 31, 2020, the Fund’s allocated fees incurred for trustees are reported on the Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the fiscal year ended March 31, 2020 are reported on the Statement of Operations.
Note 4 — Federal Income Taxes
At March 31, 2020, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$74,421,707
Gross unrealized appreciation	$617,016
Gross unrealized depreciation	(10,545,097)
Net unrealized depreciation on investments	$(9,928,081)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(35,597)	$35,597

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

As of December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$155,287
Undistributed long-term capital gains	374,666
Tax accumulated earnings	529,953
Accumulated capital and other losses	—
Unrealized depreciation on investments	(9,928,081)
Total accumulated deficit	$(9,398,128)
The tax character of distributions paid during the year ended December 31, 2019 and December 31, 2018 were as follows:
Distribution paid from:	2019	2018
Ordinary income	$1,273,602	$196,387
Net long-term capital gains	—	10,823
Total taxable distributions	$1,273,602	$207,210
Note 5 — Investment Transactions
For the fiscal year ended March 31, 2020, purchases and sales of investments, excluding short-term investments, were $74,014,115 and $17,019,209, respectively. Proceeds from securities sold short and cover short securities were $2,715,451 and $2,563,627, respectively, for the same period.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a valuation date on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its shares at their net asset value as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the shares outstanding, but if the value of shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of shares tendered. In such event, Shareholders will have their shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered shares repurchased by the Fund. Shareholders tendering shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 14 days prior to the Valuation Date.

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

The results of the repurchase offers conducted for the fiscal year ended March 31, 2020 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 15, 2019	August 16, 2019	November 15, 2019	February 14, 2020
Repurchase Request	June 14, 2019	September 16, 2019	December 17, 2019	March 17, 2020
Repurchase Pricing date	June 28, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Net Asset Value as of Repurchase Offer Date
CIA Class	$ 25.60	$ 25.64	$ 25.64	$ 23.08
Amount Repurchased
CIA Class	$ 596,334	$ 441,430	$ 262,740	$ 2,746,065
Percentage of Outstanding Shares Repurchased
CIA Class	2.41%	0.92%	0.43%	4.03%
Note 8 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As such, investments in securities with a fair value of  $18,941,608 are excluded from the fair value hierarchy as of March 31, 2020.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2020:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$8,503,207	$—	$8,503,207
Bank Loans	—	—	6,269,871	6,269,871
Closed-End Funds	9,066,013	7,741,625	—	16,807,638
Collateralized Mortgage Obligations	—	2,650,384	—	2,650,384
Common Stocks
Consumer Discretionary	60,376	—	—	60,376
Financials	1,304,873	—	670,838	1,975,711
Health Care	128,913	—	—	128,913
Industrials	75,702	—	—	75,702
Technology	241,124	—	—	241,124
Utilities	23,106	—	—	23,106
Corporate Bonds*	—	76,593	—	76,593
Exchange-Traded Debt Securities**	312,041	—	—	312,041
Mutual Funds	3,585,469	—	—	3,585,469
Rights	742	—	—	742
Warrants	3,650	—	—	3,650
Short-Term Investments	5,342,735	—	—	5,342,735
Subtotal	$20,144,744	$18,971,809	$6,940,709	$46,057,262
Closed End Funds				$6,227,003
Private Investment Funds				$12,714,605
Total Investments				$64,998,870
Liabilities
Securities Sold Short
Common Stocks**	$17,160	$—	$—	$17,160
Exchange-Traded Funds	488,084	—	—	488,084
Total Securities Sold Short	$505,244	$—	$—	$505,244

* All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
** All exchange-traded debt securities and common stocks held short in the Fund are Level 1 securities. For a detailed break-out of exchange-traded debt securities and common stocks held short by major industry classification, please refer to the Schedule of Investments.

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
Beginning balance March 31, 2019	$496,080
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	—
Total realized gain/(loss)	9,581
Change in unrealized appreciation/(depreciation)	(34,573)
Net purchases	7,038,728
Net sales	(1,839)
Principal Paydown	(569,950)
Amortization	6,206
Return of capital dividends	(3,524)
Balance as of March 31, 2020	$6,940,709
The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2020:
Fair Value March 31, 2020	Valuation Methodologies	Unobservable Input(1)	Input Range/Value	Impact to Valuation from an increase in Input(2)
$6,940,709	Recent Transaction Price	Recent Transaction Price	—	Increase

(1) The Advisor and each Sub-Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
Note 9 — Derivative and Hedging Disclosure
The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“Derivatives and Hedging”). Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the fiscal year ended March 31, 2020.

The Relative Value Fund
Notes to Financial Statements — Continued
March 31, 2020

The effects of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2020 are as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity Price Risk	$(463)	$383
Total	$(463)	$383

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity Price Risk	$53	$(279)	$(226)
Total	$53	$(279)	$(226)
The number of contracts, if any, are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of March 31, 2020 are as follows:
Derivative	Quarterly Average	Amount
Options Contracts — Purchased	Average Notional Value	8,900
Options Contracts — Written	Average Notional Value	(46,950)
Note 10 — Commitments
As of March 31, 2020, the Fund had outstanding investment commitments to Bank Loans totaling approximately $319,846.
Note 11 — Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events, which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.
The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.
There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

 The Relative Value Fund
FUND MANAGEMENT (Unaudited)
March 31, 2020

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.
INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER
Name, Address and Year of Birth	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman since May 2019; Trustee Since Inception	President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	9	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009).	9	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Advisory Board Member	Since December 2018	Managing Director, Veritable LP (2016-Present); Founder/ President, Ascendant Capital Partners, LP (2001 – 2015).	5	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios) (registered investment company).

 The Relative Value Fund
FUND MANAGEMENT (Unaudited) — Continued
March 31, 2020

INTERESTED TRUSTEE AND OFFICERS
Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees
Anthony Fischer** Year of Birth: 1959 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since March 2016	President, Alan Water Systems, LLC, (2019-Present); President Executive Director – National Sales of UMB Bank for Institutional Banking and Asset Servicing (2018-2019); President, UMB Fund Services (2014 – 2018); Executive Vice President in charge of Business Development, UMB Fund Services (2013 – 2014); Senior Vice President in Business Development, UMB Fund Services (2008 – 2013).	6	None
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	President and Co-CIO, Vivaldi Capital Management, LLC (2012 – Present); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, Vivaldi Capital Management LLC (2012 – Present); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Perpetua Seidenberg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since June 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (2014 – Present); Auditor, PricewaterhouseCoopers (2012 – 2014).	N/A	N/A

 The Relative Value Fund
FUND MANAGEMENT (Unaudited) — Continued
March 31, 2020

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.	N/A	N/A

* The Fund Complex consists of the Fund, Cliffwater Corporate Lending Fund, Infinity Long/Short Equity Fund, LLC, Infinity Core Alternative Fund, Variant Alternative Income Fund, Vivaldi Opportunities Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, and Keystone Private Income Fund.
** Mr. Fischer is deemed an interested person of the Fund because of his prior affiliation with an affiliate of the Fund’s Administrator.

The Relative Value Fund
FUND INFORMATION (Unaudited)
March 31, 2020

Approval of the Investment Management and Sub-Advisory Agreements
At the meeting of the Board held March 4, 2020, by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the continuation of the Amended and Restated Investment Management Agreement between the Investment Manager and the Fund and the Investment Sub-Advisory Agreements among the Investment Manager, the Fund, and, on an individual basis, each of the existing Sub-Advisers (the “Investment Sub-Advisory Agreements” and, together with the Amended and Restated Investment Management Agreement, the “Advisory Agreements,” and the Investment Manager and together with the Sub-Advisers, the “Advisers”).
In advance of the March 4, 2020 meeting, the Independent Trustees requested and received materials from Advisers, to assist them in considering the approval of the Advisory Agreements. The Independent Trustees reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Advisory Agreements. Nor are the items described herein all encompassing of the matters considered by the Board.
The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager under the Amended and Restated Investment Management Agreement and each of the Sub-Advisers under the applicable Investment Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Advisers, including, among other things, providing office facilities, equipment and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Manager and/or Sub-Advisers who provide investment advisory and administrative services to the Fund. The Board determined that the Investment Manager’s and each of the Sub-Advisers’ portfolio managers and key personnel are well-qualified by education and/or training and experience to perform services for the Fund in an efficient and professional manner. The Board also took into account the Advisers’ compliance policies and procedures, including the Investment Manager’s and each of the Sub-Advisers’ procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund by the Advisers was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Advisers with respect to the Fund. The Board also considered the overall performance of the Fund, noting that the Fund outperformed its benchmark index for the one-year period ended December 31, 2019.
FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS
The Board reviewed the advisory fee rate and total expense ratio of the Fund, noting that the Investment Manager pays each of the Sub-Advisers from its fee. The Board noted that the Investment Manager had previously reduced its investment management fee from 1.50% to 0.50% in connection with the revisions to the Fund’s investment strategy. The Board compared the investment management

The Relative Value Fund
FUND INFORMATION (Unaudited) — Continued
March 31, 2020

and sub-advisory fees for the Fund with various comparative data, including reports on the expenses of other comparable funds and other funds managed by the Investment Manager and each Sub-Adviser. In addition, the Board noted that the Investment Manager has contractually agreed to limit total annual operating expenses. The Board concluded that the investment management and sub-advisory fees were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board reviewed the structure of the Fund’s investment management under the Advisory Agreements. The Board considered the Fund’s investment management and sub-advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were limited.
PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES
The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager and Sub-Advisers from their respective relationships with the Fund. The Board also reviewed the Advisers’ financial conditions, noting that the financial condition of each appeared stable. The Board determined that the investment management fee, the sub-advisory fees and the compensation paid to the Investment Manager and each of the Sub-Advisers were reasonable, and the financial condition of each was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits received by the Advisers from their management of the Fund, including, without limitation, the ability to market their advisory services for similar products in the future. The Board noted that neither of the Sub-Advisers nor the Investment Manager has affiliations with the Fund’s transfer agent, fund accountant, custodian or distributor and, therefore, they do not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the investment management and sub-advisory fees were reasonable in light of the fall-out benefits to the Investment Manager and each Sub-Adviser, respectively.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuation of the Amended and Restated Investment Management Agreement and each Sub-Advisory Agreement.

The Relative Value Fund
FUND INFORMATION (Unaudited) — Continued
March 31, 2020

	TICKER	CUSIP
The Relative Value Fund – CIA Class Shares	VFLEX	75943J100
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its report on Form N-Q’s successor form, Form N-PORT. The Fund’s Forms N-Q and N-PORT are available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended December 31, 2019, 19.45% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2019, 17.09% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
The Relative Value Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-199

ITEM 2. CODE OF ETHICS.

(a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $38,300 for 2019 and $37,500 for 2020.

Audit-Related Fees

(b)  The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)  The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,250 for 2019 and $6,250 for 2020.

All Other Fees

(d)  The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)  Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2019 through March 31, 2020 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2020.

(h)  The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Vivaldi Asset Management, LLC

Proxy Policy and Procedure

January 2018

INTRODUCTION

Vivaldi Asset Management, LLC (“Vivaldi”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Vivaldi has adopted the following policies and procedures to provide information on Vivaldi’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Vivaldi. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

Vivaldi’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Vivaldi considers shareholders’ best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Vivaldi has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Vivaldi’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Vivaldi typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Vivaldi may conduct research internally and/or use the resources of an independent research consultant. Vivaldi may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Vivaldi acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Vivaldi’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Vivaldi, any affiliate or any person associated with Vivaldi will be considered only to the extent that Vivaldi has actual knowledge of such relationships. Vivaldi then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Vivaldi’s interests or the interests of a person affiliated with Vivaldi on the other, Vivaldi will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Vivaldi may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Vivaldi to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Vivaldi will not discuss with members of the public how they intend to vote on any particular proxy proposal.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A) and (B) of the Investment Company Act of 1940. Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies), in the aggregate, (i) may not own more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds; (ii) may not own an amount greater than 5% of the fund’s total assets in the securities of any investment company; and (iii) may invest more than 10% of its total assets in the securities of other investment companies.2 Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if  (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), Vivaldi, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

ISS PROXYEDGE

Vivalidi has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Vivaldi’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Vivaldi’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Vivaldi’s incoming ballots, performs ballot-to-account reconciliations with Vivaldi and its third party providers to help ensure that ISS is receiving all ballots for which Vivaldi has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on Vivaldi’s behalf based on policy guidelines chosen at the time Vivaldi entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on Vivaldi’s behalf without first receiving Vivaldi’s specific voting instructions via ProxyExchange.

Vivaldi has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf  “with management’s recommendations.” Vivaldi has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Vivaldi will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, Vivaldi has instructed ISS not to cast a vote on Vivaldi’s behalf unless Vivaldi provides specific instructions via ProxyExchange.

2 The three percent (3%) limit is measured at the time of investment.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund (“ICAF”)

ICAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that ICAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that ICAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by ICAF lies with Vivaldi as ICAF’s advisor. Vivaldi will vote such proxies in accordance with the proxy policies and procedures noted above.

ICAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the Vivaldi Merger Arbitrage Fund, the Funds for which Vivaldi is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Vivaldi portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

Angel Oak Capital Advisors

PROXY POLICY AND PROCEDURE

Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Firm”), as a matter of policy and as a fiduciary to our Clients1,1has responsibility for voting proxies for portfolio securities consistent with the best economic interests of our Clients.

Investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”), which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Angel Oak will vote all proxies in the best interests of Clients and in accordance with the procedures outlined below, unless otherwise mandated by investment management agreement or applicable law. Our policy includes the responsibility to monitor corporate actions, receive and vote Client proxies, and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Voting Procedures

1 Clients of Angel Oak include: Publicly offered open-end and closed-end registered investment companies registered under the Investment Company Act of 1940 (“Registered Funds”); private investment funds organized as onshore or offshore pooled investment vehicles exempt from registration under the Investment Company Act of 1940 (“Private Funds”); and institutional and individual investors (“Separately Managed Accounts”).

•	All proxies that are sent to Clients and received by Angel Oak to vote on behalf of Clients will be logged by Angel Oak Operations personnel and provided to the portfolio manager responsible for the asset class subject to the proxy.

•	The portfolio manager will determine which Client accounts hold the security to which the proxy relates.

•	Prior to voting any proxy, the portfolio manager, in consultation with the Chief Compliance Officer (“CCO”) if necessary, will determine if there are any conflicts of interest related to the proxy. If a conflict is identified, the conflict will be addressed as outlined below.

•	Absent material conflicts, the portfolio manager will determine how Angel Oak should vote the proxy in accordance with applicable voting guidelines. Operations personnel will vote the proxy per the portfolio manager’s instructions in a timely and appropriate manner.

Voting Guidelines

•	In the absence of specific voting guidelines from the Client, Angel Oak will vote proxies in the best interests of each particular Client. Angel Oak’s policy is to vote all proxies from a specific issuer the same way for each Client absent qualifying restrictions from a Client. Clients are permitted to place reasonable restrictions on Angel Oak’s voting authority in the same manner that they may place such restrictions on the selection of account securities or other investment guidelines.

•	Angel Oak will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, absent conflicts of interest raised by an auditor’s non-audit services. Angel Oak will seek to maximize long-term value for Clients, protect Clients’ rights, and promote governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.

•	Angel Oak will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•	In reviewing proposals, Angel Oak will further consider the opinion of management as well as the effect of the proposal on management, shareholder value, and the issuer’s business practices.

•	In certain circumstances, Angel Oak may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In each situation, the portfolio manager’s decision not to vote will be documented, reviewed by Compliance, and retained in the Firm’s books and records.

Conflicts of Interest

•	Angel Oak will identify any conflicts that exist between the interests of Angel Oak and the Client by reviewing the relationship of Angel Oak with the issuer of each security to determine if Angel Oak or any of its employees has any financial, business, or personal relationship with the issuer.

•	If a material conflict of interest exists, the CCO will disclose the conflict to the affected Client(s), to give the Client(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

•	Angel Oak will maintain a record of the voting resolution of any conflict of interest.

Client Requests for Information

•	All Client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

•	In response to any request, the CCO will prepare a written response to the Client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Angel Oak voted the Client’s proxy with respect to each proposal about which the Client inquired.

Use of Third-Party Proxy Advisory Services

The SEC has noted that registered investment advisers may prove that proxies were voted in the best interest of their clients by casting votes based on recommendations of independent third-parties. Currently, Angel Oak predominantly trades fixed-income products which generally have little to no voting authority and therefore very few proxies are voted by Angel Oak. Given the limited level of proxies, Angel Oak has not engaged a third-party proxy advisory service. In the future, Angel Oak may engage such a service. At that time, Angel Oak would be required to vet the independence of the firm engaged to cast those votes, ascertain whether the firm has the capacity and competency to adequately analyze proxy voting issues, evaluate the staffing adequacy and quality of the firm’s personnel, and review the robustness of the firm’s policies and procedures to ensure accurate votes and mitigate conflicts of interest.

Certification

Given the limited level of proxies that Angel Oak expects to see in addition to the expectation of portfolio manager’s in-depth level of monitoring and knowledge of their issuer positions, Compliance expects portfolio managers to certify each quarter, as part of a portfolio manager certification, that all proxies, if any, for their positions have been voted in the best interest of the Clients. Compliance expects that such certification will demonstrate that Angel Oak personnel are constantly reminded of their obligations under this policy even in extended periods of little to zero proxy activities for the Firm’s positions.

Recordkeeping

Angel Oak will retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Angel Oak receives;

•	A record of each vote that Angel Oak casts;

•	Any document Angel Oak created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the CCO or proxy committee, if applicable;

•	Any documentation of a determination that a conflict of interest exists and the resolution of that conflict; and

•	A copy of each written request from a Client for information on how Angel Oak voted such Client’s proxies, and a copy of any written response.

RiverNorth Capital Management

PROXY VOTING POLICIES AND PROCEDURES

  Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

  In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds"). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital (hereinafter "we" or "our") has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(l) of the Investment Company Act of 1940, as amended, (the "1940 Act"), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than l0% of its total assets in the securities of other investment companies. However, Section 12(d)(l)(F) of the l 940 Act provides that the provisions of paragraph 12(d)(l ) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than l Y,% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)( l )(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

I . Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by- laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of The Relative Value Fund as of June 30, 2020:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	President & Co-Chief Investment Officer	Since Inception	President, Co-Chief Investment Officer, and Portfolio Manager, Vivaldi Capital Management, LLC (2012 – present)	Portfolio Management
Scott Hergott	Director of Research & Co-Chief Investment Officer	Since Inception	Director of Research, Co-Chief Investment Officer, and Portfolio Manager, Vivaldi Capital Management, LLC (2013 – present)	Portfolio Management
Brian Murphy	Senior Research Analyst	Since Inception	Senior Research Analyst and Portfolio Manager, Vivaldi Capital Management, LLC (2014 – present); Director, Voyager Management, LLC (2010 – 2014)	Portfolio Management
Jeff O’Brien	Portfolio Manager	Since Inception	Portfolio Manager, Vivaldi Capital Management, LLC (2014 – present); Founder and Managing Member of Glenfinnen Capital, LLC (2000 – 2014)	Portfolio Management
Daniel Lancz	Portfolio Manager	Since Inception	Portfolio Manager, Vivaldi Capital Management, LLC (2014 – present); Director of Research, Glenfinnen Capital, LLC (2003 – 2014)	Portfolio Management
Patrick Galley	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	Since inception	CIO/PM, RiverNorth Capital Management, LLC (2004- present). CEO, RiverNorth Capital Management, LLC (2020- present).	Portfolio Management
Steve O’Neill	Portfolio Manager	Since inception	PM, RiverNorth Capital Management, LLC (2007- present).	Portfolio Management
Sreeni Prabu	Managing Partner, Co-CEO, & Group Chief Investment Officer	10/26/2017	Managing Partner, Co-CEO, & Group Chief Investment Officer, Angel Oak Capital Advisors, 2009-present	Portfolio Management
Sam Dunlap	Managing Director and Chief Investment Officer-Public Strategies	10/26/2017	Managing Director and Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, 2009-present	Portfolio Management
Berkin Kologlu	Managing Director and Senior Portfolio Manager	10/26/2017	Managing Director and Senior Portfolio Manager, Angel Oak Capital Advisors, 2013-present	Portfolio Management
Colin McBurnette	Senior Portfolio Manager	10/26/2017	Senior Portfolio Manager, Angel Oak Capital Advisors, 2012-present	Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than The Relative Value Fund, for which the members of the Investment Committee of the Sub-Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2020:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	0 $0	0 $0	0 $0	3 accounts $122M	0 $0	0 $0
Scott Hergott	0 $0	0 $0	0 $0	3 accounts $122M	7 accounts $62M	0 $0
Brian Murphy	0 $0	0 $0	0 $0	3 accounts $122M	8 accounts $63M	0 $0
Jeff O’Brien	0 $0	1 account $11.3M	0 $0	4 accounts $606M	0 $0	0 $0
Daniel Lancz	0 $0	1 account $11.3M	0 $0	4 accounts $606M	0 $0	0 $0
Patrick Galley	0 $0	4 accounts $472M	1 account $21M	12 accounts $3.4B	0 $0	1 account $4M
Steve O’Neill	0 $0	4 accounts $472M	1 account $21M	11 accounts $3.2B	0 $0	1 account $4M
Sreeni Prabu	0 $0	9 accounts $1.1B	0 $0	9 accounts $6.1B	2 accounts $627M	0 $0
Sam Dunlap	0 $0	1 account $91.8M	0 $0	2 accounts $5.3B	1 account $619M	7 accounts $390.9M
Berkin Kologlu	0 $0	1 account $91.8M	0 $0	5 accounts $5.4B	1 account $619M	6 accounts $390.3M
Colin McBurnette	0 $0	1 account $91.8M	0 $0	5 accounts $5.7B	2 accounts $627M	3 accounts $26.4M

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Investment Committee

The members of the Investment Committee are not directly compensated for their work with respect to the Fund; however, each member of the Investment Committee is an equity owner of the parent company of the Sub-Adviser and therefore benefits indirectly from the revenue generated from the Sub-Advisory Agreement.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	None
Scott Hergott	$10,001 - $50,000
Brian Murphy	$0 - $10,000
Jeff O’Brien	None
Daniel Lancz	None
Patrick Galley	None
Steve O’Neill	None
Sreeni Prabu	None
Sam Dunlap	None
Berkin Kologlu	None
Colin McBurnette	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)   Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)       Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Relative Value Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	July 6, 2020

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	July 6, 2020

* Print the name and title of each signing officer under his or her signature.

** Signatures on this page are for all the series

•	The Relative Value Fund

•	Vivaldi Opportunities Fund